UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

Planet Labs PBC
(Exact name of registrant as specified in its charter)

Delaware	001-40166	85-4299396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 829-3313

N/A
(Former Name or Former Address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	PL	New York Stock Exchange
Warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50 per share	PLWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 11, 2023, Planet Labs PBC (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter. There were 254,700,859 shares of the Company’s Class A common stock and 21,157,586 shares of the Company’s Class B common stock entitled to vote as of the record date for the Annual Meeting, each share of Class A common stock being entitled to one vote, and each share of Class B common stock being entitled to twenty votes. A total of 145,979,528 shares of the Company’s Class A and Class B common stock, voting as a single class and representing in aggregate 547,973,662 votes, were represented and voted at the Annual Meeting or by proxy at the Annual Meeting.

Proposal One: Election of Directors

The Company’s stockholders elected Niccolo de Masi and Vijaya Gadde as members of the Company’s board of directors as Class II directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Vijaya Gadde	481,197,334	14,481,607	52,294,721
Niccolo de Masi	472,665,550	23,013,391	52,294,721

Proposal Two: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
547,178,747	613,861	181,054	—

Proposal Three: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2023, as disclosed in the Company’s proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
487,466,776	1,129,904	7,082,261	52,294,721

Proposal Four: Non-Binding Advisory Vote on the Frequency of Say-on-Pay Votes

The Company’s stockholders recommended, on a non-binding advisory basis, “1 Year” as the frequency with which the Company should hold future non-binding advisory votes on the compensation of the Company’s named executive officers (“say-on-pay votes”). The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
494,354,457	727,691	324,557	272,236	52,294,721

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Company’s board of directors, the Company will hold annual say-on-pay votes until the next required vote on the frequency of say-on-pay votes, unless the board of directors of the Company determines, in its discretion, to hold votes on a different frequency. The next non-binding advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the annual meeting occurring six years after the Annual Meeting (which will be the Company’s 2029 annual meeting of stockholders).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet Labs PBC

Date: July 11, 2023	By:	/s/ Ashley Johnson
Ashley Johnson Chief Financial and Operating Officer